UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2018 (January 31, 2018)

GOOD GAMING, INC.

(Exact name of registrant as specified in charter)

Nevada	000-53949	46-3917807
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

415 McFarlan Road, Suite 108

Kennett Square, PA 19348

(Address of Principal Executive Offices) (Zip Code)

(888) 295-7279

(Registrant’s Telephone Number, Including Area Code)

2130 N. Lincoln Park West, Suite 8N

Chicago, IL 60614

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Agreement.

On January 31, 2018, Good Gaming, Inc. (the “Company”) and ViaOne Services, LLC (“ViaOne”) entered into an amendment (the “Amendment”) to the Employee Services Agreement which was originally executed on March 1, 2017. Pursuant to the Amendment, ViaOne shall continue providing to the Company services relating to the Company’s human resources, marketing, advertising, accounting and financing (the “Services”) for a monthly management fee of $25,000 (the” Monthly Management Fee”) for a period of one year commencing from January 1, 2018. In accordance with the terms of the Amendment, ViaOne shall have the right to convert part or all of the Monthly Management Fee into the Company’s common stock (“Common Stock”) at the Conversion Rate as defined in the following formula:

Conversion Rate=	Conversion Amount x125%
Conversion Price

“Conversion Amount” means the dollar amount of the aggregate Monthly Management Fee that is being converted into shares of the Company’s Common Stock. “Conversion Price” means the lower of (i) $0.05 per share; or (ii) the VWAP of the Common Stock on the 14th day of each month if the 14th of that month is a Trading Day. In the event the 14th day of a month falls on a Saturday, Sunday, or a trading holiday, the VWAP of the Common Stock will be valued on the last trading day before the 14th day of the month. The Volume Weighted Average Price or “VWAP” means the volume weighted average trading price of the Company’s Common Stock during the day as defined in the Conversion Price.

The foregoing description of the terms of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein. Unless specified in this Current Report, capitalized terms have the meanings defined in the Amendment.

Item 3.02 Unregistered Sales of Equity Securities.

In January 2018, holders of 49,605 shares of Series B Preferred stock of the Company converted their shares of Series B Preferred Stock into an aggregate of 9,921,000 shares of the Company’s Common Stock in accordance with the terms of the Certificate of Designation of Series B Preferred Stock.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to the Employee Services Agreement dated January 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2018

Good Gaming, Inc.

By:	/s/ David B. Dorwart
Title: Name:	David B. Dorwart Chief Executive Officer